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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A
                                AMENDMENT NO. 1
                               TO CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                    the Securities and Exchange Act of 1934

               Date of Report (Date of Earliest Event Reported):
                                 June 30, 1998

                           FAMILY GOLF CENTERS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

    Delaware                    0-25098                      11-3223246
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(State or other             (Commission File                (IRS Employer
jurisdiction of                  Number)                    Identification
incorporation)                                                   No.)

                              538 Broadhollow Road
                            Melville, New York 11747
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                    (Address of principal executive offices)

                    Registrant's Telephone Number, including
                           area code: (516) 694-1666

                                 Not Applicable
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                 (Former Address, if changed since last report)



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         By Current Report on Form 8-K, dated June 30, 1998 and filed with the
Securities Exchange Commission on July 13, 1998 (the "Original Form 8-K"), Family Golf Centers, Inc. (the "Company") reported the completion of its acquisition of Eagle Quest Golf Centers Inc. ("Eagle Quest") and, under the caption "Item 7. Financial Statements, Pro Forma Financial Information and Exhibits, incorporated by reference certain financial statements and information. Item 7 is hereby amended and restated in its entirety as follows:

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Financial Statements of Business Acquired: The required financial statements of Eagle Quest are hereby incorporated by reference to the Company's Registration Statement on Form S-3, dated May 22, 1998, as amended by Amendment No. 1 to the Registration Statement on Form S-3/A, dated July 2, 1998, and Amendment No. 2 to the Registration Statement on Form S-3/A, dated July 21, 1998 and to the Company's Registration Statement on Form S-3 dated July 22, 1998.

         (b) Pro Forma Financial Information: The required pro forma financial statements of Eagle Quest are hereby incorporated by reference to the Company's Registration Statement on Form S-3, dated May 22, 1998, as amended by Amendment No. 1 to the Registration Statement on Form S-3/A, dated July 2, 1998, and Amendment No. 2 to the Registration Statement on Form S-3/A, dated July 21, 1998 and to the Company's Registration Statement on Form S-3, dated July 22, 1998.

         (c)      Exhibits:

                  (2) The Merger Agreement is incorporated by reference to the Company's Registration Statement on Form S-3, dated May 22, 1998.

                  (4) Registration Rights Agreement dated June 30, 1998, by the Company.


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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 11, 1998


                                             FAMILY GOLF CENTERS, INC.

                                             By: /s/ Pamela S. Charles
                                                ------------------------------
                                                 Pamela S. Charles,
                                                 Vice President and Secretary







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                               INDEX TO EXHIBITS

Exhibit No.   Description
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*(2)          The Merger Agreement is incorporated by reference to the Company's
              Registration Statement on Form S-3, dated May 22, 1998.

*(4)          Registration Rights Agreement dated June 30, 1998, by the Company.


* Previously filed.